EXHIBIT 10.03

Global Futures and Options Department
Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York 10019
Telephone (212) 469-2019
Telefax (212) 469-2029

                          FUTURES AND OPTIONS AGREEMENT
                           FOR INSTITUTIONAL CUSTOMERS

      In consideration of the acceptance by Deutsche Morgan Grenfell Inc, (which, together with its affiliates ("Affiliates") is referred to as "DMG" unless otherwise specified herein) of one or more accounts for the undersigned ("Customer") (all accounts of the Customer with DMG being collectively referred to as the "Account"), Customer agrees that the Agreement shall govern all dealings between Customer and DMG relating to transactions that DMG may execute, clear and/or carry on Customer's behalf for the purchase or sale of futures contracts ("Futures Contract") or options thereon ("Option Contracts"; Futures Contracts and Option Contracts collectively being "Contracts").

1.    RELEVANT LAW.

      The Account and every Contract executed and/or cleared by DMG on Customer's behalf shall be subject to (a) this Agreement; (b) the Commodity Exchange Act, as amended ("CEA") and all rules, regulations and interpretations of the Commodity Futures Trading Commission (the "Commission"); (c) all rules, regulations and interpretations of the National Futures Association ("NFA"); and
(d) the constitution, by-laws, rules, interpretations and customs of each applicable exchange and clearing organization (each exchange and clearing house being collectively an "Exchange") ((b) through (d) collectively being "Relevant Law").

2.    MARGIN AND OTHER PAYMENTS.

      (a) Customer shall deposit and maintain cash, acceptable securities or other assets (as defined in Section 2(d)), in order to satisfy initial and variation margin requirements and to make any premium payments in connection with each Contract, in the amount, at the times, and in the manner required by DMG or Relevant Law. DMG has no obligation to set uniform margin requirements, commissions or other charges. Furthermore, margin requirements imposed by DMG may exceed those of the relevant Exchange. After providing Customer with reasonable prior notice, DMG, exercising reasonable discretion, may change the margin requirements for any Account or Contract.

      (b) DMG will comply with all applicable provisions of the CEA and Commission regulations relating to the segregation and handling of customer property with respect to property deposited by Customer. Subject to such provisions and other Relevant Law, all securities of Customer deposited by Customer with DMG to satisfy margin requirements may be transferred or pledged by DMG to any Exchange or clearing broker to satisfy obligations of customers of


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DMG.  To the extent  permitted  by  Relevant  Law,  DMG,  exercising  reasonable discretion, may pledge, hypothecate, rehypothecate, loan or invest any margin deposited by Customer and not deposited by DMG with an Exchange (or any other sums paid to DMG under this Agreement) at any time without notice to Customer.

      (c) Except as otherwise agreed by DMG and Customer, DMG is not required to pay or otherwise account to Customer for any interest or other income received by DMG in connection with margin deposited by Customer, PROVIDED THAT Customer shall receive all interest or other distributions or income on securities Customer has deposited with DMG.

      (d) For purposes of this Section, acceptable securities or other assets shall mean securities or other assets acceptable (i) under the rules of the relevant Exchange and (ii) to DMG in its reasonable discretion. DMG may, subject to Relevant Law, determine in its sole discretion the value of such acceptable securities or other assets for purposes of Customer's compliance with margin requirements.

3.    OTHER PAYMENTS TO DMG.

      Customer shall pay (i) all commissions and brokerage charges for each Contract and Account subject to this Agreement at such times and rates as agreed upon by Customer and DMG from time to time; (ii) all fees, charges, taxes, fines and penalties incurred by DMG or imposed by any regulatory or self-regulatory organization (including any Exchange) with respect to such Contracts or Accounts; (iii) any and all losses, debit balances or deficiencies in any Account; and (iv) any interest on any deficiencies or debit balance in such Account, and on any funds advanced to or provided on behalf of Customer at a rate to be agreed upon by Customer and DMG. Such interest rate shall be confirmed to Customer in writing.

4.    FOREIGN CURRENCY.

      If DMG elects in accept a margin deposit in a currency that differs from the currency in which the relevant Contract is denominated (the "Contract Currency"), DMG shall reasonably determine Customer's initial and/or variation margin requirements in the other currency based on prevailing market exchange rates. Customer shall pay any additional amounts required as a result of such determination. Any profit or loss caused by changes in currency exchange rates related to any Contract or Account, or resulting from DMG's compliance with its obligations or the exercise of its rights under this Agreement, shall be for Customer's Account and risk.

5.    OPTION EXERCISE; DELIVERY.

      (a) If Customer intends to make or take delivery under any Futures Contract or to exercise any Option Contract, Customer shall give DMG notice in accordance with DMG's instructions. It so requested, Customer shall provide DMG with assurances satisfactory to DMG of Customer's ability to fulfill its obligations with respect to deliveries. If Customer intends to make or take delivery under any Contract, Customer shall provide DMG with sufficient funds and/or property, as the case may be, at such time and in such manner as DMG shall in its discretion require.


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      (b) Certain Option Contracts are subject to exercise at any time. Upon the receipt of an exercise notice for such an Option Contract from an Exchange, DMG will allocate such notices in accordance with Relevant Law to customers who have open short positions in such Option Contract (including Customer) after the close of trading on the day on which such notices have been allocated to DMG by the Exchange. The assignment of any exercise notice to Customer by DMG shall be final and binding upon Customer. DMG shall use reasonable efforts to notify Customer of any assignment of an exercise notice to Customer.

      (c) Unless Customer has furnished DMG with instructions that clearly indicate Customer's intended action regarding the disposition of a Contract within the time specified in DMG's instructions, DMG shall not be liable for any action that it takes or fails to take, including but not limited to the exercise of or failure to exercise an Option Contract or the liquidation of any Contract on any Exchange (including those Exchanges whose rules provide for automatic exercise). If Customer has not furnished DMG with acceptable and timely instructions in respect of a Contract, DMG may in its sole discretion take any steps it considers appropriate, at Customer's cost and risk.

6.    POSITION LIMITS.

      (a) Customer shall comply with all position limits established by Relevant Law and shall notify DMG promptly if Customer is required to file any position report with any regulatory or self-regulatory organization or with any Exchange under Relevant Law, and, upon request, promptly provide copies of any such reports to DMG.

      (b) Upon reasonable notice to Customer, DMG may limit the size and number of open Contracts (net or gross) that Customer may execute, clear and/or carry with it. Such position limits may be more restrictive than the limits imposed under Relevant Law. Customer shall not place any order, which, if filled, would cause Customer to exceed such limits. Further, DMG may require Customer to liquidate any open positions carried in Customer's Account, and may refuse to accept any order of Customer establishing a new position in order to comply with such limits.

7.    ADVICE; NO WARRANTY AS TO INFORMATION, ETC.

      (a) Customer acknowledges and agrees that: (i) Customer and any advisor of Customer have sole responsibility for all decisions for the Account; (ii) DMG shall not act as an advisor or fiduciary with respect to Customer, any Account or any action of Customer in connection with an Account or Contract and DMG assumes no responsibility for compliance with any law or regulation governing the conduct of any such fiduciary or advisor or for Customer's compliance with any law or regulation governing or affecting Customer's activities under this Agreement; (iii) DMG makes no representation, warranty or guarantee as to, and shall not be liable or responsible for, the accuracy, completeness or reliability of any advice, recommendation or other information furnished to Customer; (iv) recommendations to Customer as to any particular transaction at any given time may differ among DMG's personnel and may vary from any standard recommendation made to others; and (v) any advice provided by DMG with respect to a Contract or Account is incidental to DMG's business as a futures commission


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merchant and such advice  shall not serve as the primary  basis for any decision by or on behalf of Customer in respect of any Control or Account.

      (b) Customer agrees that DMG, its officers, directors, stockholders, representatives or associated persons may have certain conflicts of interest in connection with the services contemplated hereby, including but not limited to conflicts arising from positions established for their proprietary accounts in Contracts that are the subject of market recommendations furnished to Customer. Such positions or other actions of such persons may not be consistent with any recommendations furnished to Customs by DMG.

8.    CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

      Customer represents and warrants to DMG that as of the date of this Agreement and on the date each transaction relating to a Contract or Account is entered into under this Agreement:

      (a)   General

            (i) Customer has obtained and will maintain in full force and effect any and all necessary governmental or other approvals or authorizations to execute and deliver this Agreement, perform its obligations hereunder, and effect purchases and sales of Contracts through DMG. Customer will, upon request by DMG, deliver evidence of such approvals or authorizations to DMG. Customer is duly organized under the laws of the applicable jurisdiction and the execution, delivery and performance of this Agreement by Customer have been authorized by all necessary corporate or other action.

            (ii) This Agreement is valid and binding on Customer, is enforceable against Customer in accordance with its terms and neither this Agreement nor the trading of Contracts hereunder violate Relevant Law or any other law or regulation governing or affecting Customer's activities under this Agreement or any order or agreement applicable to Customer or Customer's property. Any and all disclosures required to be made by Customer under Relevant Law or any other law or regulation governing or affecting Customer's activities under this Agreement in connection with Customer's trading in Contracts have been and will continue to be made.

            (iii) Customer, and any other person involved in the management of Customer or its Account, are in compliance with all Relevant Law and any other law or regulation governing or affecting Customer's activities under this Agreement, including but not limited to all applicable registration requirements, and Customer is acting solely as principal and no person other than Customer has any interest in or any control over any Account of Customer.

            (iv) Customer agrees to provide financial and other information to DMG at any time upon its reasonable request, and represents that any such information will be accurate and complete in every material respect.

      (b) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable


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governing body) and this Agreement is and shall be,  continuously  from the date hereof, an official record of Customer.

      (c) If Customer is an insured depository subject to the Federal Deposit Insurance Act, Customer has taken all action and maintained such records required to be taken or maintained by it to effect and maintain the enforceability of this Agreement pursuant to the Federal Deposit Insurance Act.

      (d) If Customer is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Customer has executed the ERISA Annex provided by DMG.

      Customer agrees promptly to notify DMG in writing if any of the warranties or representations contained in this Section 8 becomes inaccurate or in any way cease to be true, complete and correct. Customer shall also notify DMG promptly of any material adverse change in the financial condition of Customer, regardless of whether Customer has previously furnished financial in formation to DMG.

9.    INDEMNIFICATION; LIMITATION OF LIABILITY.

      (a) Customer shall indemnify DMG and its officers, employees and agents for any fine, sanction, penalty, tax, loss, liability or cost, including reasonable attorneys' fees, incurred by DMG that was caused, directly or indirectly, by Customer's refusal or failure (i) to comply with Relevant Law or any other law or regulation governing or affecting Customer's activities under this Agreement or any provision of this Agreement or (ii) to perform any obligation required under this Agreement. In addition, Customer agrees to pay any attorneys' fees and expenses incurred by DMG in collecting any amount due by Customer under this Agreement or in defending against any claim brought by Customer in any suit, arbitration or reparations proceeding in which DMG is the prevailing party.

      (b) Customer acknowledges that DMG does not guarantee the performance by any Exchange or other third party, including any third party clearing or intermediate broker, with respect to any Contract and, accordingly, Customer agrees that DMG has no responsibility or liability to Customer for any loss or cost sustained or incurred by Customer due to Customer's, an Exchange's or any other third party's actions or omissions in connection with any Contract unless caused solely by DMG's gross negligence or willful breach of this Agreement.

      (c) DMG shall not be liable for the non-performance of any obligation, or any fine, sanction, penalty, expense, tax, loss, liability or cost, caused by any events outside the control of DMG, including but not limited to any (i) action or order of any government, judicial institution, Exchange or other self regulatory organization, (ii) temporary or permanent suspension or termination of trading for whatever reason, (iii) failure or malfunction of transmission or communication facilities, (iv) delay or failure by any Exchange to enforce its rules or pay or return any amount owed with respect to any Contracts executed and/or cleared for Customer's Accounts or (v) actions of third party brokers.


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10.   COMMUNICATION BETWEEN THE PARTIES; CONFIRMATIONS CONCLUSIVE.

      (a) Any order, instruction or other communication by either party, unless otherwise specified in this Agreement, may be oral or written.

      (b) Customer must specify in a written notice to DMG the persons authorized to place orders or give DMG instructions on Customer's behalf. Any additions or amendments to this notice must be communicated to DMG and any oral communication of such an addition or amendment must be promptly confirmed by Customer in writing. DMG will not be bound by such amendments or additions until written confirmation is received.

      (c) DMG may rely on any order for the purchase or sale of Contracts, or any notice or other communications that are given by Customer or that DMG reasonably believes to have originated from Customer or from Customer's duly authorized agent and Customer shall be bound by any such order, notice or communication and any action taken or not taken by DMG in reliance thereon.

      (d) Confirmations of trades and any other similar notices, including but not limited to purchase and sale statements, sent to Customer shall be conclusive and binding unless Customer or Customer's agent notifies DMG to the contrary, (i) where a report is made orally, orally at the time received by Customer or its agent, or (ii) where a report or notice is in writing, in writing prior to the opening of trading on the next day following receipt of the report on which the relevant Exchange is open for business. Monthly statements of the Account shall be conclusive and binding unless Customer or Customer's agent notifies DMG to the contrary within five business days of Customer's receipt thereof.

      (e) DMG shall transmit all communications to Customer at Customer's address, telex, telefax or telephone number or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to DMG to the address, telex, telefax or telephone number at the beginning of this Agreement, Attention: Futures Administrator. All payments and deliveries to DMG shall be wired, mailed or otherwise transmitted to DMG pursuant to DMG's instructions and shall be deemed received only when actually received by DMG.

11.   SECURITY INTEREST.

      All money, credit balances, Contracts and other property in which Customer has any ownership interest, now or at any future time held in Customer's Account or otherwise held by DMG for Customer or any affiliate of Customer and any amount due to DMG for Customer's Account from any Exchange or clearing broker in Connection with any Contracts, and all proceeds thereof, shall be subject to a lien and security interest in DMG's favor to secure any indebtedness of Customer to DMG pursuant to this Agreement or any transactions in Contracts hereunder.


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12.   DMG'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS.

      (a) In addition to all other rights of DMG set forth in this Agreement, DMG has the right, upon the occurrence of any of the events specified in (i) through (viii) below, to take any or all of the actions specified in subdivision
(b) of this Section:

            (i)  if  DMG  is  so  directed  or  required  by  a  regulatory   or
      self-regulatory organization or Exchange having jurisdiction over DMG or the Account;

            (ii) if Customer repudiates, violates, breaches or fails to perform on a timely basis any obligation, term, covenant or condition required to be performed by Customer under this Agreement;

            (iii) if Customer fails to post the initial or variation margin required by this Agreement, or fails to pay any required premium or make any other payments required under this Agreement or in connection with any Contract;

            (iv) if Customer is in breach of or in default under any contract or agreement to which it is a party or by which it or any of its assets are bound;

            (v) if any representation made by Customer or by Customer's Advisor, if any, is not accurate or complete, or ceases to be accurate or complete in any material respect;

            (vi) if a voluntary or involuntary case or other proceeding shall be commenced by or against Customer or any affiliate of Customer seeking liquidation, reorganization or other relief with respect to itself or any of its debts under any bankruptcy, insolvency or similar law, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian or other similar official of it or any substantial part of its assets, or if Customer or any affiliate of Customer enters into or proposes to enter into any arrangement for the benefit of any of its creditors, or if Customer (or any such affiliate) or any or all of its property is or becomes subject to any agreement, order, judgment or decree that provides for Customer's merger, consolidation, dissolution, winding-up, liquidation, reorganization or appointment of a trustee, receiver, liquidator, conservator, custodian or similar officer for Customer, such affiliate or for Customer's property, or if Customer shall take any corporate action to authorize any of the foregoing;

            (vii) if the Account, or any other account maintained by Customer or an affiliate of Customer with DMG becomes subject to any warrant, attachment or similar order; or

            (viii) if, after allowing Customer an opportunity to provide assurances acceptable to DMG within a reasonable time period, DMG reasonably determines such action is necessary for its protection.

      (b) In each such instance, DMG may (1) satisfy any obligations due DMG out of any of Customer's property in DMG's custody or control, (2) liquidate any or all of Customer's Contracts, (3) decline to execute any or all of Customer's outstanding orders, (4) make Customer's obligations to DMG immediately due and payable, (5) acting in a commercially


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reasonable  manner,  sell any or all of Customer's  property in DMG's custody or control and set off and apply any such property or the proceeds of the sale of such property to satisfy any amounts owed by Customer to DMG, (6) set off any obligations of DMG under this Agreement against the obligations of Customer to DMG hereunder, (7) set off any cash, Contracts or property held for Customer by DMG against amounts owed to DMG by Customer hereunder, (8) purchase or borrow any securities or other property for the Account and/or (9) terminate any or all of DMG's obligations for future performance to Customer.

      (c) Before exercising any rights under Section 12(b), DMG shall make a good faith attempt to notify Customer, PROVIDED THAT DMG shall have no obligation to make such a good faith attempt if DMG reasonably considers that its rights or position would be jeopardized by such notice. Any prior demand or notice by DMG shall not be a waiver of any right of DMG to take any action authorized by this Agreement or Relevant Law.

      (d) At all times, Customer shall be liable for the payment of any debit balance owing in the Account, whether occurring upon a liquidation as provided under this Section or otherwise under this Agreement, and in all cases Customer shall be liable for any deficiency remaining in the Account in the event of a liquidation thereof, in whole or in part, together with interest whereon and all costs relating to any liquidation or collection including reasonable attorneys' fees.

13.   PAYMENT NETTING AND SETOFF.

      Customer hereby acknowledges and agrees that DMG has the right to setoff and apply any amounts, fees or charges due to it hereunder against amounts held in any Accounts of Customer subject to this Agreement PROVIDED THAT any Account subject to setoff under this Section is owned solely by the same Customer, pursuant to Section 16(k).

14.   TERMINATION.

      A party wishing to terminate this Agreement must provide the other party with written notice of termination sent by certified mail specifying the effective date of such termination. Any termination under this Section shall not affect any transactions entered into prior to the effective date of such termination nor will it discharge any liability or obligation incurred by either party prior to such date. Upon termination under this Section, DMG shall either transfer all open positions in Customer's Account to another futures commission merchant of Customer's choice, if so instructed by Customer, or liquidate all such positions. DMG will not transfer any of Customer's property or Contracts held or controlled by it until Customer satisfies all obligations to DMG arising under this Agreement, including the payment of any fees for the transfer of Contracts to another futures commission merchant upon termination of this Agreement.

15.   GOVERNING LAW; CONSENT TO JURISDICTION.

      (a) In case of a dispute between Customer and DMG arising out of the making or performance of this Agreement or any transaction hereunder, (I) THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS), and (ii) Customer agrees


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to bring any legal  proceeding  against DMG in, and Customer  hereby consents in any legal proceeding brought by DMG in connection with or related to this Agreement or breach thereof, the Account or any transactions entered into hereunder to the jurisdiction of, any state or federal court located within the City of New York.

      (b) Customer hereby waives (i) all objections Customer may at any time have as to the jurisdiction of the court in which any such legal proceedings may be commenced and (ii) any defense of sovereign immunity or other immunity from suit or enforcement, whether before or after judgment. Customer also agrees that any service of process mailed to Customer at any address specified to DMG shall be deemed a proper service of process on the undersigned.

16.   MISCELLANEOUS.

      (a) AVAILABLE FUNDS. Customer agrees that all payments of cash by it to DMG shall be made in immediately available funds in such currency and to such bank account as DMG may from time to time specify. If Customer is required by law to make any deduction or withholding, Customer shall pay such amount to DMG as will result in DMG's receiving an amount equal to the full amount which would have been received had no such deduction or withholding been required.

      (b) CONSENT TO RECORDING. Customer consents to the electronic recording, at DMG's sole discretion, of any or all telephone conversations with DMG (without automatic toning warning device), the use of same as evidence by either party in any action or proceeding arising out of the Agreement and DMG's erasure, at its sole discretion, of any recording as part of its regular procedure for handling of recordings.

      (c) GIVE-UPS. All transactions where third-party brokers execute transactions for customers to be "given-up" to DMG for clearance and/or carrying shall be governed by DMG's separate Uniform Brokerage Execution Service ("Give-up") Agreement.

      (d) AUTHORITY TO DISCLOSE INFORMATION. Customer hereby authorizes and empowers DMG to disclose any financial, credit or business information it has obtained, concerning Customer to any Affiliate of DMG and authorizes any such Affiliate to disclose like information to DMG, PROVIDED THAT the recipient of any such information may use the same solely in connection with its business or financial dealings with Customer. Any such information will be kept confidential according to the internal policies of DMG and its Affiliates.

      (e) MODIFICATION. This Agreement may only be altered, modified or amended by mutual written consent of DMG and Customer. Any modification, amendment, alteration or waiver of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations that may have already arisen between DMG and Customer.

      (f) CUMULATIVE RIGHTS; NO WAIVER. The rights and remedies conferred upon DMG shall be cumulative, and its forbearance to exercise any right or remedy under this Agreement shall not waive its right to take such action at any later time, nor shall such forbearance constitute a modification of this Agreement.


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

      (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of DMG, its permitted successors and assigns, and shall be binding upon Customer and Customer's successors and assigns, PROVIDED, however, that this Agreement may not be assigned or delegated by either party without the prior written consent of the other party hereto and any purported assignment or delegation without such consent shall be void.

      (h) SEVERABILITY. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall to any extent be inconsistent with any Relevant Law or otherwise be invalid or unenforceable, such inconsistent, invalid or unenforceable provision shall be deemed to be superseded or modified to conform to such Relevant Law, but the remainder of this Agreement and/or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

      (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      (j) ENTIRE AGREEMENT. This Agreement, together with any Annexes hereto entered into between DMG and Customer, constitutes the entire agreement between Customer and DMG with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

      (k) MULTIPLE CUSTOMERS. If the signatory of this Agreement has the authority to enter into the Agreement on behalf of more than one Customer (each such Customer being identified on the attached SCHEDULE I), the execution of the Agreement by such signatory shall be sufficient to bind each such Customer to the terms of the Agreement to the same extent and with the same force and effect as if each Customer had executed a separate Agreement.

17. ACKNOWLEDGMENT OF RECEIPT OF DISCLOSURE STATEMENTS; HEDGING ELECTION.

      (a) Customer acknowledges and agrees that it has received from DMG and has read and understood the following document:

|X| Risk Disclosure Statement For Futures and Options pursuant to CFTC Regulations 1.55, 30.6, 33.7, 190.10 and disclosure pursuant to CFTC Rule 1.46(e)(1) (and the related bankruptcy election).

                      (Please check box to so acknowledge)

      (b) Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that, in the unlikely event of DMG's bankruptcy, it prefers that the bankruptcy trustee (check appropriate box):

|_| Election A - Liquidate all open contracts without first seeking instructions either from or on behalf of Customer.

|X| Election B - Attempt to obtain instructions with respect to the disposition of all open contracts.

(If neither box is checked, Customer shall be deemed to have elected A.)

The undersigned has read, understands and agrees to all of the provisions of this Agreement.

3/9/98
-------------------------
Dated

Customer Name: Nestor Partners     Deutsche Morgan Grenfell, Inc.
               -----------------------------------------------------------------


By:                                By:
    /s/ George E. Crapple          /s/ Michael Communiello; /s/ Barbara A. Russo
    ---------------------          ---------------------------------------------
    Authorized Signature                         Authorized Signature


    George E. Crapple, Vice Chairman
    of Millburn Ridgefield Corporation,    Michael Communiello  Barbara A. Russo
    General Partner                        Director             Vice President
    -----------------------------------    -------------------------------------
            Print Name and Title                  Print Name and Title

411 West Putnam Avenue
---------------------------------------
Address

Greenwich, CT
---------------------------------------
City, State

06830
---------------------------------------
Zip Code

212-332-7300               212-262-1819
------------               ------------
Telephone                  Telefax

            SCHEDULE I--INDEPENDENT CUSTOMERS DEEMED TO HAVE ENTERED
                       INTO SEPARATE AGREEMENTS HEREUNDER

                          DEUTSCHE MORGAN GRENFELL INC.

                RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

THIS BRIEF STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF TRADING IN FUTURES AND OPTIONS. IN LIGHT OF THE RISKS, YOU SHOULD UNDERTAKE SUCH TRANSACTIONS ONLY IF YOU UNDERSTAND THE NATURE OF THE CONTRACTS (AND CONTRACTUAL RELATIONS) INTO WHICH YOU ARE ENTERING AND THE EXTENT OF YOUR EXPOSURE TO RISK. TRADING IN FUTURES AND OPTIONS IS NOT SUITABLE FOR MANY MEMBERS OF THE PUBLIC. YOU SHOULD CAREFULLY CONSIDER WHETHER TRADING IS APPROPRIATE FOR YOU IN LIGHT OF YOUR EXPERIENCE, OBJECTIVES, FINANCIAL RESOURCES AND OTHER RELEVANT CIRCUMSTANCES.

FUTURES

1.    EFFECT OF "LEVERAGE" OR "GEARING"

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are "leveraged" or "geared." A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit; this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.    RISK-REDUCING ORDERS OR STRATEGIES

The placing of certain orders (E.G., "stop-loss" orders, where permitted under local law, or "stop-limn" orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as "spread" and "straddle" positions may be as risky as taking simple "long" or "short" positions.

OPTIONS

3.    VARIABLE DEGREE OF RISK

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (I.E., put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling ("writing" or "granting") an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the position is "covered" by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS

4.    TERMS AND CONDITIONS OF CONTRACTS

You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (E.G., the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.    SUSPENSION OR RESTRICTION OF TRADING AND PRICING RELATIONSHIPS

Market conditions (E.G., illiquidity) and/or the operation of the rules of certain markets (E.G., the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.    DEPOSITED CASH AND PROPERTY

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specified legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.    COMMISSION AND OTHER CHARGES

Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increases your loss.

8.    TRANSACTIONS IN OTHER JURISDICTIONS

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.    CURRENCY RISKS

The profit or Loss in transactions in foreign currency-denominated contracts (whether they are traded m your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.   TRADING FACILITIES

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.   ELECTRONIC TRADING

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.   OFF-EXCHANGE TRANSACTIONS

In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

                             DISCLOSURE PURSUANT TO
                      COMMODITY FUTURES TRADING COMMISSION
                                 RULE 1.46(E)(1)

If you maintain separate accounts in which, pursuant to Commodity Futures Trading Commission rule 1.46(d)(6), offsetting positions are not closed out, we hereby advise you that, if held open, offsetting long and short positions in the separate accounts may result in the charging of additional fees and commissions and the payment of additional margin, although offsetting positions will result in no additional market gain or loss.

Date: 3/9/98
      ------

Signature of Customer: /s/ George E. Crapple
                       -----------------------------
                       George E. Crapple
                       Vice Chairman
                       The Millburn Ridgefield Corp.

Global Futures and Options Department
Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York 10019
Telephone (212) 469-2019
Telefax (212) 469-2029

                         AUTHORIZATION TO TRANSFER FUNDS

      This authorization to transfer funds relates to the Futures and Options Agreement for Institutional Customers (the "Customer Agreement") entered into between Deutsche Morgan Grenfell Inc. and the customer identified below ("Customer").

      Customer should sign below if Customer (i) maintains one or more other accounts (such as a securities, cash or margin account) at Deutsche Morgan Grenfell Inc. or any of its affiliates (collectively, "DMG") and (ii) wants to permit DMG to transfer funds from such accounts without obtaining specific instructions in each case.

      Without limiting or modifying the general provisions of the Customer Agreement, Customer hereby specifically authorizes DMG, until further notice in writing, to transfer any excess funds from Customer's regulated commodity account, whether a segregated account or a secured account, (i) to any other account that Customer maintains with DMG that in DMG's judgment may be necessary to avoid a margin call or to reduce a debit balance in such other account or
(ii) to DMG in order to satisfy any obligation of Customer to DMG. DMG will notify customer of any transfer of funds made pursuant to this authorization within a reasonable time after each transfer.


3/9/98                                      Nestor Partners
----------                                  ------------------------------------
Date:                                       Customer Name:


                                            /s/ George E. Crapple
                                            ------------------------------------
                                            By:    George E. Crapple
                                            Title: Vice Chairman
                                                   The Millburn Ridgefield Corp.

                AUTHORIZATION TO TAKE OTHER SIDE OF TRANSACTIONS

      All capitalized terms employed herein but not defined shall have the meanings assigned in the Futures and Options Agreement for Institutional Customers.

      Customer authorizes DMG and each of its directors, officers, employees, agents and any floor broker acting on Customer's behalf in any transaction, without prior notice to Customer, to take the other side of Customer's transaction through any account of such person subject to its being executed at prevailing prices in accordance with the Commodity Exchange Act and the rules and regulations promulgated thereunder, and applicable Exchange rules.

3/9/98                                      Nestor Partners
---------                                   ------------------------------------
Date:                                       Customer Name:


                                            /s/ George E. Crapple
                                            ------------------------------------
                                            By:    George E. Crapple
                                            Title: Vice Chairman
                                                   The Millburn Ridgefield Corp.

NOTICE

                           TRADES ON NON-U.S. MARKETS

      All capitalized terms employed herein but not defined shall have the meanings assigned in the Futures and Options Agreement for Institutional Customers between DMG and Customer.

      If Customer is a bank, insurer, pension plan fiduciary or financial institution, Customer may communicate orders for Contracts listed on non-U.S. Exchanges directly with DMG or, if DMG so authorizes, directly with the appropriate foreign Affiliate of DMG, subject to any restrictions and instructions DMG may impose. Any order placed directly with a foreign Affiliate or with DMG for execution on a non-U.S. Exchange will be executed and cleared through DMG's omnibus accounts with the appropriate Affiliate, and not through an account with such Affiliate in the name of Customer. Customer shall remain a customer of DMG, rather than a customer of any foreign Affiliate of DMG, and shall pay all commissions, margin requirements, charges and any other fees required in connection with such transactions directly to DMG and not to any Affiliate of DMG. Notwithstanding the foregoing, Customer may be requested or permitted to provide its DMG Account number to such a foreign Affiliate when placing any such order, in order to permit appropriate allocation of transactions to such Account.

Global Futures and Options Department
Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York 10019
Telephone (212) 469-2019
Telefax (212) 469-2029

                        ELECTRONIC TRADING AUTHORIZATION

      This addendum modifies and amends the Futures and Options Agreement for Institutional Customers (the "Agreement") entered into between Deutsche Morgan Grenfell Inc. ("DMG") and the customer executing this acknowledgement ("Customer").

      1. Customer may from time to time submit orders to DMG for execution through the GLOBEX System (as defined under the rules of the Chicago Mercantile Exchange ("CME")), and/or the NYMEX ACCESS System, operated by the New York Mercantile Exchange ("NYMEX"), and/or the Project A System (as defined under the rules of the Chicago Board of Trade ("CBOT") (the GLOBEX, NYMEX ACCESS and Project A Systems collectively the "Systems"). Any and all orders submitted by Customer to DMG for execution through the Systems will be subject to and governed by the terms said conditions of the Agreement to the same extent and with the same force and effect as other transactions entered into by Customer under the Agreement.

      2. Customer acknowledges that it has received, read and understands the GLOBEX Customer Information and Risk Disclosure Statement, the NYMEX ACCESS Customer Information and Risk Disclosure Statement and the Project A Customer Information Statement (the "Risk Disclosure Statements") prepared by the CME,
NYMEX and CBOT, respectively, and further acknowledges and agrees that any transactions entered into by the Customer through the Systems will be subject to the requirements and restrictions set forth in the Risk Disclosure Statements and in the Rules of the CME and NYMEX and CBOT, respectively. In addition, without limitation of the foregoing, all transactions executed for Customer's Accounts through the NYMEX ACCESS System shall be subject to the limitation Of liability included in NYMEX Rule 6.26.

      3. In consideration of DMG making GLOBEX services available, in whole or in part, directly or indirectly, to Customer, Customer agrees that neither DMG, the CME, the Globex Joint Venture, L.P. ("JV"), any other exchange whose products may be traded on the GLOBEX System, P-M-T Limited Partnership, GLOBEX Corporation, Reuters America, Inc. nor any other entities controlling, controlled by or under common control with such entities, nor their respective directors, officers or employees, shall be liable for any losses, damages, costs or expenses (including, but not limited to, loss of profits, loss of use, incidental or consequential damages), regardless of the cause, arising from any fault, delay, omission, inaccuracy or termination of GLOBEX services, or the inability to enter or cancel orders, or any other cause in connection with the furnishing, performance, maintenance or use of or inability to use all or any part of the GLOBEX System or any JV or CME facility or service. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise.

      4. As modified and amended by the Addendum, the Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the provisions of this Addendum and the provisions of the Agreement with respect to the subject matter hereof, the provisions of this Addendum shall and control.

Nestor Partners
---------------------------------------------------
Customer Name:


/s/ George E. Crapple
---------------------------------------------------
By:    George E. Crapple
Title: Vice Chairman, The Millburn Ridgefield Corp.

3/9/98
---------------------------------------------------
Dated:


                                      -2-